PROSPECTUS November 6, 2026, as supplemented through November 11, 2026
UltraShort Anthropic	ANTY	Nasdaq

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
3	Summary Section
4	UltraShort Anthropic
11	Investment Objectives, Principal Investment Strategies and Related Risks
20	Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund
24	Management of ProShares Trust
26	Shareholder Information
27	Determination of NAV
27	Distributions
27	Dividend Reinvestment Services
28	Taxes
32	Financial Highlights

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Summary Section

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Investment Objective
ProShares UltraShort Anthropic (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of Class A common stock of Anthropic, PBC (NASDAQ: ANT).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as Anthropic loses when Anthropic falls on a given day. Conversely, it should lose approximately two times as much as Anthropic gains when Anthropic rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of Anthropic (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Anthropic gains or losses and higher Anthropic volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Anthropic gains or losses and lower Anthropic volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.29%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%
Fee Waiver/Reimbursement[2]	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

“Other Expenses” are estimated.

ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2028. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$97	$322
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
Anthropic, PBC (“Anthropic”) develops artificial intelligence (“AI”) models, including its Claude family of models, and provides related AI platforms and applications to individuals, developers, and organizations. Anthropic offers its products directly and through third-party cloud providers.
This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Anthropic. The Fund, ProShares Trust and ProShare Advisors are not affiliated with Anthropic.

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Anthropic is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Anthropic, PBC is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by Anthropic, pursuant to the Exchange Act, can be located by reference to the Securities and Exchange Commission file number 333-299633 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding Anthropic and Anthropic, PBC. In addition, information regarding Anthropic, PBC may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this prospectus regarding Anthropic, PBC from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Anthropic, PBC is accurate or complete. Anthropic has not yet commenced its initial public offering. Consequently, public information about the company’s operating history is limited. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Anthropic have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Anthropic, PBC could affect the value of the Fund’s investments with respect to Anthropic and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Anthropic — The Fund may invest in Anthropic.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements) in order to gain inverse leveraged exposure to Anthropic. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped”
between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in Anthropic.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to Anthropic is consistent with the Daily Target. Anthropic’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if Anthropic has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be decreased. Conversely, if Anthropic has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Anthropic Investing Risk – The Fund’s performance depends on the performance of Anthropic. Investments in Anthropic and consequently investments in the Fund involve a high degree of risk. The price of Anthropic shares can be affected by a number of factors. Anthropic operates in a rapidly changing and highly competitive industry. Returns depend in part on Anthropic’s ability to develop and commercialize advanced and competitive artificial intelligence models, sustain customer demand, and manage substantial

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research, development, and computing infrastructure costs. Anthropic relies on specialized hardware and a limited number of cloud service providers and suppliers, some of which are also strategic partners, investors, or customers, and capacity constraints, failure to allocate computing resources effectively, supply limitations, or conflicts of interest could adversely affect its operations. Anthropic depends on its co-founders, senior management, and technical employees, and the loss of key personnel or inability to maintain its company culture could adversely affect its business. A substantial portion of Anthropic’s revenue and accounts receivable is attributable to a limited number of customers and distribution channels, and reduced customer spending or disruptions to those channels could adversely affect financial results. Misuse of Anthropic’s artificial intelligence models, failures of safeguards, or unintended or autonomous model behavior could result in reputational harm, litigation, or regulatory action, and contractual protections or insurance may be insufficient to cover resulting liabilities. Anthropic is subject to an evolving regulatory and political environment, which could increase costs, restrict operations, or reduce demand. It also faces risks related to its limited operating history, slower-than-expected market development or declining demand, and ability to sustain or reliably forecast future revenue growth. Anthropic’s governance structure concentrates voting power with its Long-Term Benefit Trust and Founder LLC disproportionately to their economic interests, which may substantially limit or eliminate public shareholders’ influence over important decisions, including changes in control. ANT is incorporated as a public benefit corporation under Delaware law. Its public benefit corporation obligations require balancing shareholders’ financial interests with those of other stakeholders and its stated public benefit purpose, which may conflict with shareholders’ financial interests and adversely affect business performance. There is a limited body of law interpreting the governance of public benefit corporations, presenting a heightened risk of related litigation. As ANT may have limited or no trading history, it is uncertain how they will trade in response to company-specific events, changes in macroeconomic conditions, or periods of abnormal volatility. As a result, ANT may experience significant and unexpected price fluctuations. Any of these factors may materially and adversely impact the price of Anthropic shares, increase the volatility of an investment in Anthropic and have a negative impact on the performance of the Fund.
●IPO Risk – Anthropic, PBC has not yet commenced its IPO. The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the limited number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Shares offered in an IPO may trade at prices that are below the initial public offering price. Accordingly, investments in shares of a company that recently commenced an IPO can involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in shares of a company that recently commenced an IPO may also involve high transaction costs and are subject to market risk and liquidity risk. Immediately following its IPO, Anthropic may experience abnormal returns and volatility. Such returns should not be expected to persist. The price of Anthropic could continue to be volatile and could decline in value significantly in the future. Although there can be no guarantee that the Fund will achieve its investment objective on any particular day, there is heightened risk that the Fund will not operate as intended immediately following the IPO and for a period of time thereafter.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of Anthropic rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If Anthropic approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Anthropic’s returns and Anthropic’s volatility (how much the value of Anthropic moves up and down from day-to-day) on your holding period return. Anthropic’s volatility has a negative impact on Fund returns. During periods of higher volatility, Anthropic’s volatility may affect the Fund’s returns as much as or more than the return of Anthropic.
Anthropic has not yet commenced its IPO. As a result, there is a limited trading history for Anthropic and limited information is available regarding the impact of longer holding periods on returns. It’s important that you understand that Anthropic has a limited trading history when considering whether to purchase shares or hold shares over time. Immediately following its IPO, Anthropic may experience abnormal returns and volatility. Such returns should not be expected to persist.
The following table illustrates the impact of Anthropic’s volatility and Anthropic’s return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be

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worse than the Daily Target when there are smaller Anthropic price gains or losses and higher volatility in price of Anthropic. Your return will tend to be better than the Daily Target when there are larger Anthropic price gains or losses and lower volatility in the price of Anthropic. You may lose money when the return on Anthropic is flat (i.e., close to zero) and you may lose money when the price of Anthropic falls.
The table uses hypothetical annualized volatility in the price of Anthropic and return on Anthropic (derived from the first year of trading history of large-, mid-, and small-cap companies that completed an IPO between October 30, 2021 and October 30, 2026) to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual Fund returns, and was not derived from actual Anthropic returns (given its limited trading history). Each row corresponds to the level of a hypothetical return on Anthropic for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of Anthropic. For example, the Fund may mistakenly be expected to achieve a -60% return if the annual returns on Anthropic were -30%. However, as the table shows, with a one-year return on Anthropic of -30% and an annualized volatility in the price of Anthropic of 225%, the Fund could be expected to return -76.7%. Actual returns and volatility for Anthropic over a one-year period could be substantially higher or lower than the figures presented in the table and could result in different Fund returns than those presented in the table.
The range of hypothetical annualized Anthropic volatility used in the table is especially high, reflecting the fact that the price of companies in the year following an IPO is historically highly volatile. Newly offered companies are often subject to extreme price volatility and speculative trading during and for a period of time after the IPO. Trading prices of Anthropic may experience significant volatility. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.
Estimated Fund Returns
Anthropic Performance		One Year Volatility Rate
One Year Anthropic	Two times the inverse (-2x) of the One Year Anthropic	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no dividends paid with respect to Anthropic; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. The borrowing/lending rates to obtain inverse leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The average first-year annualized volatility rate for large-, mid-, and small-cap companies that completed an IPO between October 30, 2021 and October 30, 2026 was 81.25%. The highest first-year volatility rate among these companies was 348.74%. The average first-year total return performance for these companies was 15.96%. The lowest first-year total return performance for these companies was –99.97%. For more information and additional charts illustrating the effects of volatility and returns at higher rates of volatility, see “Special Considerations for a -2x Daily Objective Fund” in the Fund’s Statement of Additional Information. The historical volatility and performance of large-, mid-, and small-cap companies in the first year following an IPO do not predict the future volatility and performance of Anthropic. Actual returns and volatility for

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Anthropic in the first year following its IPO could be substantially higher or lower. For more information, including additional graphs and charts demonstrating the effects of volatility and return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the price of Anthropic. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s inverse leveraged exposure to of Anthropic is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to of Anthropic that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to Anthropic consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse leveraged exposure to Anthropic will cause the Fund’s performance to deviate from its investment objective. There is a heightened risk that the Fund will be unable to obtain exposure to Anthropic consistent with its investment objective immediately following the Anthropic IPO and for a period of time thereafter. Disruptions in the Fund’s ability to obtain inverse leveraged exposure during this period will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if Anthropic has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like Anthropic. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. The Fund may be unable to find counterparties willing to enter into swap agreements during periods of volatility in the price of Anthropic or other market conditions that may exist immediately following the Anthropic IPO and for a period of time thereafter. When the Fund invests in swaps that use Anthropic as the reference asset, the Fund will be subject to the risks of Anthropic.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant. Counterparty defaults or bankruptcies may result in significant delays in payments and increased costs. Counterparty risk may increase during periods of financial market stress or when market liquidity is reduced. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if Anthropic has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly volatile and concentrated like Anthropic. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Liquidity Risk — The market for Anthropic is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Anthropic. During such periods of illiquidity, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, change its investment objective, reduce its exposure or close.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Fund’s investment exposure is concentrated in the industry in which Anthropic operates. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across issuers and industries. As of October 30, 2026, Anthropic is included in the Information Technology industry group and, consequently, faces many of the same risks as other companies in that industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer, (e.g., Anthropic) and in financial instruments with a single counterparty or a few counterparties. A rise in the price of Anthropic should be expected to result in a significant decline in the price of the Fund. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on a single corporate, political, regulatory, market and economic event as compared to a more diversified portfolio of investments. In addition, the Fund’s exposure to a single counterparty or a few counterparties may increase the risk that the Fund’s performance will decline based on the credit of a single counterparty and that a material decline in the assets of the Fund will result in the termination of any swap agreements.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to Anthropic until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of Anthropic. Further, disruptions in the Fund’s creation and redemption process, including during periods of significant volatility in the price of Anthropic, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. These risks may be heightened immediately following the Anthropic IPO and for a period of time thereafter.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on Anthropic shares. A halt in trading of Anthropic is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and

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interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about the Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
The Fund is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the daily performance of an underlying security like Anthropic (“Underlying Security”) such as a multiple (i.e., -2x) of the daily performance of the Underlying Security (the “Daily Target”) for a single day, not for any other period. The Fund does not seek to achieve its stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
The return of the Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Underlying Security gains or losses and higher Underlying Security volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Underlying Security gains or losses and lower Underlying Security volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Underlying Security’s performance is flat. It is possible that you will lose money invested in a Fund even if the value of the Underlying Security falls during that period. Returns may move in the same direction of the Underlying Security during periods of higher volatility, low returns, or both. In addition, during periods of higher volatility, the volatility of the Underlying Security may affect your return as much or more than the return of the Underlying Security.
Investment in the Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in the Fund could potentially lose the full value of their investment within a single day.
Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (i.e., -2x) of the daily performance of its Underlying Security. The Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in financial instruments that provide exposure to its Underlying Security.
The Fund employs various investment techniques designed to achieve its investment objective. These techniques are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics to a multiple of the Underlying Security.
ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its Underlying Security consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer.
The Fund does not generally take temporary defensive positions. The Fund may or may not enter into swap agreements that include provisions designed to prevent the Fund from losing more than 90% of its net asset value during a single trading day (as measured as 4:00 p.m. EST on one business day to 4:00 p.m. EST on the next business day the Exchange is open for business) if the value of the Underlying Security moves more than 45% up during that period. In order to obtain such provisions at a reasonable rate, these swap agreements may or may not also include a provision that caps the Fund’s performance for the same period to 90% if the value of the Underlying Security moves more than 45% down during that period. There can be no assurance that such provisions will be available or that the Fund will not lose more than 90% of its net assets in a single trading day as measured above.
On a daily basis, the Fund will seek to position its portfolio so that such Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Fund’s Underlying Security each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if the Underlying Security has risen on a given day, net assets of the Fund should fall. As a result, the Fund’s exposure will need to be decreased. Conversely, if the Underlying Security has fallen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased.
The time and manner in which the Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason the Fund is unable to rebalance

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all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to its Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
Additional Anthropic-Related Investments
If, for any reason, the Fund is unable to obtain the desired exposure to Anthropic including approaching counterparty capacity limits or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include reducing the Fund’s leveraged exposure to Anthropic by holding a larger portion of the Fund’s assets in Anthropic shares or money market instruments. In that event, the Fund will not meet its investment objective. This may also include, among other things, investing in “Anthropic-related investments” or investing in other U.S. investment companies that provide investment exposure to Anthropic or Anthropic-related investments. For these purposes, Anthropic-related investments are investments listed on a U.S. stock or commodity exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of Anthropic.
Additional Information Regarding Principal Risks
Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The Statement of Additional Information (“SAI”) contains additional information about the Fund, investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.
●Risks Associated with the Use of Derivatives — The Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the Fund’s underlying security). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures), and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.
●Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Fund generally structures the agreements such that either party can terminate the contract at any time, including intraday, without penalty prior to the termination date. If a counterparty terminates a contract, the Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. The Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will

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be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by the Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, the Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Moreover, with respect to the use of swap agreements, although the term of the agreement may be for a specified period ranging from a day to more than one year, either party may generally terminate the agreement without penalty prior to the termination. As a result, if the underlying reference asset has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with Anthropic, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the Daily Target.

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In order to achieve a high degree of correlation with Anthropic, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to Anthropic may prevent the Fund from achieving a high degree of correlation with Anthropic and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by Anthropic’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when Anthropic is volatile, particularly when Anthropic is volatile at or near the close of the trading day.
●Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, Anthropic may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance and liquidity of such instruments. Each of these could have a negative impact on the performance of the Fund. Money market instruments may include money market funds.
●Risk of Investing in Affiliated Money Market Exchange-Traded Fund (ETF) – Investing in an affiliated investment company, such as a money market ETF, exposes the Fund to the same risks that affect the ETF, including the risk that its investment strategy may not achieve intended results. The credit quality of the ETF’s holdings can change rapidly, and the default of a single holding could negatively impact its share price. The ETF’s share price may also be adversely affected during periods of high redemption activity or illiquid markets. In addition, the actions of a few large investors in the ETF could significantly influence its share price. Although money market ETFs generally seek to maintain a stable value, there is no guarantee of principal preservation.
●Industry Concentration Risk — The Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on the Fund, and if securities of the particular industry or group of industries fall out of favor, the Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
●Market Price Variance Risk — Individual shares of the Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of the Fund, which may also cause NAV and market price to vary significantly. The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by the Fund at a particular time. In addition, there may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of market volatility or other market developments and disruptions. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of the Fund’s holdings when they sell those shares.
The Fund may have a limited number of financial institutions that may act as Authorized Participants or market makers. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of the Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund. The market price of shares, like the price of any exchange-traded security,

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includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. The Fund’s investment results are measured based upon the daily NAV of the Fund.
Shares of the Fund may be available for trading on the exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which shares of the Fund trade during regular market hours. The ability to trade Fund shares on the exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund shares will be available for trading on the exchange during any extended trading session.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, including Anthropic. A halt in trading of Anthropic is expected to result in a halt in the trading of the Fund’s shares. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares is halted, investors may be temporarily unable to trade shares of the Fund.
●U.S. Treasury Markets — U.S. Treasury markets can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.
●Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, political crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses or realizing gains.
●Tax Risk — The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
The authority with regard to swaps entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swaps held by the Fund reference securities

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that the income on the swaps are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swaps so that neither the exposure to issuer of the referenced security nor the exposure to any one counterparty of the swaps will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.
●Cybersecurity Risk — With the increased use of technologies such as the Internet, artificial intelligence technologies and the dependence on computer systems to perform necessary business functions, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of the Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets its obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems, including artificial intelligence, put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or the Fund.
●Risk of Global Economic Shock — Economic, financial, public health, labor and other global market developments and disruptions, including public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural or environmental disasters, war and other armed conflicts, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of the Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues, the institution of tariffs or other trade barriers, or other events could have a significant negative impact on global financial markets and economies. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against

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Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund performance and the value of an investment in the Fund.
Ongoing geopolitical events, such as the U.S. and Israel military action against Iran that began in February 2026 and Iran’s responses thereto, including attacks on marine vessels in the Strait of Hormuz, the U.S. military operation in Venezuela that started in January 2026, the Israel-Hamas conflict, including the Houthi movement’s attacks on marine vessels in the Red Sea, and Russia’s continued military actions against Ukraine that began in February 2022 and the U.S. responses thereto may continue to have an impact on certain commodities markets, particularly the market for crude oil and commodity futures markets. For example, historically, Russia has been a significant global exporter of crude oil. The front end of the crude oil futures curve was flat for most of 2025. Crude oil prices were flat during 2025, but have spiked in the first quarter of 2026 due to conflict in the Middle East and the resulting negative impacts on energy infrastructure. While a ceasefire agreement between Israel and Hamas was reached in January 2025, there is no guarantee that the parties will continue to comply with the terms of the agreement and the agreement does not mean the conflict will be resolved. For example, there have been reports of the possible resumption of Houthi-led attacks on marine vessels in the Red Sea as a result of the U.S. and Israel military action against Iran. The possibility of a continued and prolonged conflict between the U.S. and Israel against Iran, the U.S. military operation in Venezuela and the Israel-Hamas conflict, and the potential expansion of those conflicts in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the respective regions and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on the Fund’s performance, resulting in losses to your investment.
●Operational Risk — The Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While the Fund seeks to minimize such events through controls and oversight, there may still be failures

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and the Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.
●Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
●Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that the Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
●Trading Risks — The shares of the Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares of the Fund will trade with any volume, or at all, on any stock exchange or other venue.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the
Board of Trustees of the Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
●Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products” — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
Additional Securities, Instruments and Strategies
This section describes additional securities, instruments and strategies that may be utilized by the Fund that are not principal investment strategies of the Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional Information about the types of investments that the Fund may make is set forth in the SAI.
●Securities Lending — The Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. The Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.
Additional Information Regarding the Underlying Securities
Information provided to, or filed with, the SEC pursuant to the Exchange Act can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:
Underlying Security	SEC File Number
Anthropic, PBC	333-299633

PROSHARES.COM

Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund

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Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund
This section contains additional information to help you understand the risks and long-term performance of a -2x Daily Objective Fund. You should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on Fund performance. You should consider actively monitoring and/or periodically rebalancing your portfolio in light of your investment goals and risk tolerance.
The -2x Fund is designed to seek daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of an underlying asset (the “Underlying Security”). The -2x Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Underlying Security (its “Daily Target”) for any period other than a day. The Fund, however, is unlikely to provide a simple multiple (i.e., -2x) of the Underlying Security’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Fund returns can behave for periods longer than a single day. Take a Hypothetical Fund that seeks two times the inverse of the daily performance of a Hypothetical Benchmark
○On each day, the Hypothetical Fund performs in line with its Daily Target.
○Notice that over the entire five-day period, the Hypothetical Fund’s total return is considerably less than two times the inverse of that of the period return of its Benchmark
○For the five-day period, the Hypothetical Benchmark gained 5.1% while the Hypothetical Fund lost 10.9% (versus -2x 5.1% or -10.2%).
○In other scenarios, the return of a daily rebalanced fund could be greater than the Daily Target.
	Hypothetical Benchmark		Hypothetical Fund
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	-6.0%	$94.00
Day 2	99.9	-3.0%	6.0%	$99.64
Day 3	103.9	4.0%	-8.0%	$91.67
Day 4	101.3	-2.5%	5.0%	$96.25
Day 5	105.1	3.7%	-7.4%	$89.13
Total Return	5.1%		-10.9%
●Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a -2x Fund. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and will usually differ in amount, and possibly even direction, from two times the inverse of the return of the Underlying Security for the same period. In general, during periods of higher volatility, compounding will cause longer term results to be less than the Daily Target. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower volatility, fund returns over longer periods can be higher than the Daily Target. Volatility is a statistical measure of the magnitude of fluctuations in the returns of the Underlying Security. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the volatility of the Underlying Security; b) the performance of the Underlying Security; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends paid by Underlying Security.
●Examples Below are graphs intended to help illustrate the impact of two principal factors — volatility and performance of the Underlying Security — on Fund performance. Each of the graphs below shows a simulated hypothetical one-year performance of the Underlying Security compared with the performance of a fund that perfectly achieves its investment objective.
○The graphs demonstrate that, for periods longer than a single day, a -2x fund is likely to underperform or overperform (but not match) the Daily Target.
○A one-year period is used for illustrative purposes only. Deviations from two times the inverse (-2x) of the performance of the Underlying Security can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a -2x Fund could potentially lose the full value of their investment within a single day.
○To isolate the impact of inverse leveraged exposure, the graphs assume (a) no dividends paid with respect to Underlying Security; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. The borrowing/lending rates to obtain inverse leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
○Each of the graphs also assumes a volatility rate of 81%, which is the approximate average first-year annualized volatility rate for large-, mid-, and small-cap companies that completed an IPO between October 30, 2021 and October 30, 2026. The historical volatility and performance of large-, mid-, and small-cap companies in the first year following an IPO do not predict the future volatility of the Underlying Security. The volatility of the Underlying Security may be substantially in excess of 81%. Underlying Security has not yet commenced its IPO.

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One-Year Simulation; Underlying Security Return 0%
(Annualized Underlying Security Volatility 81%)

100%
50%
0%
-50%
-100%
One Year Index Return
Index Return 0.0%
-2X Fund Return -86.3%

The graph above shows a scenario where:
●the Underlying Security, which exhibits day-to-day volatility, is flat over the year.
●the -2x Fund is down.
One-Year Simulation; Underlying Security Return 16%
(Annualized Underlying Security Volatility 81%)

50%
25%
0%
-25%
-50%
-75%
-100%
One Year Underlying Security Return
Underlying Security Return 16.0%
-2X Fund Return -90.2%

The graph above shows a scenario where:
●the Underlying Security, which exhibits day-to-day volatility, is up over the year.
●the -2x Fund is down more than the Daily Target.
One-Year Simulation; Underlying Security Return -16%
(Annualized Underlying Security Volatility 81%)

150%
100%
50%
0%
-50%
-100%
One Year Index Return
Index Return -16.0%
-2X Fund Return -80.4%

The graph above shows a scenario where:
●the Underlying Security, which exhibits day-to-day volatility, is down over the year.
●the -2x Fund is down.
For additional details about fund performance over periods longer than a single day in the -2x Fund, please see the SAI.
●What does this mean to you? The -2x Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments.
○You should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as two times the inverse (-2x) of the daily performance of the Underlying Security for a single day, not for any other period.
○Additionally, you should recognize that the degree of volatility of the Underlying Security can have a dramatic effect on the Fund’s longer-term performance. The more volatile the Underlying Security is, the more the Fund’s

UNDERSTANDING THE RISKS AND LONG-TERM PERFORMANCE OF A -2x DAILY OBJECTIVE FUND :: 23
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longer-term performance will negatively deviate from the Daily Target.
○The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily performance of the Underlying Security for the same period.
○For periods longer than a single day, the Fund will lose money if the performance of the Underlying Security is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of the Underlying Security.
○You should consider actively monitoring and/or periodically rebalancing your portfolio (which will possibly trigger transaction costs and tax consequences) in light of your investment goals and risk tolerance.
○You could potentially lose the full value of your investment within a single day.

PROSHARES.COM

Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund.
For its investment advisory services, the Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets, of 0.75%. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for this Fund that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion.
ProShare Advisors has contractually agreed to waive investment advisory and management services fees and/or to reimburse certain other expenses of the Fund through at least September 30, 2028 (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by ProShare Advisors. This expense limitation excludes transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, acquired fund fees and expenses as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. The recoupment period begins on the date such amount was initially waived and/or reimbursed.
A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund is expected to be included in the Trust’s first report to shareholders that includes the Fund.
ProShare Advisors also performs certain management services, including client support and other administrative services, for the Fund under a Management Services Agreement. ProShare Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of the Fund for such services.
Portfolio Management
The following individuals have responsibility for the day-to-day management of the Fund as set forth in the Summary Prospectus relating to the Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
Eric Silverthorne, ProShare Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023. ProFund Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023 and October 2008 to November 2008 and Portfolio Analyst from May 2007 to October 2008.

PROSHARES.COM

Shareholder Information

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Determination of NAV
The NAV per share of the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time). Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.
To the extent the Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particu lar, calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of the Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

28 :: SHAREHOLDER INFORMATION
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Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of the Fund:
●The Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If the Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by the Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by the Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “quali fying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale,

SHAREHOLDER INFORMATION :: 29
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redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to the Fund including, ProShare Advisors, the Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any

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individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of the Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST
WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note for UltraPro and UltraPro Short Funds — Funds that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index are not subject to

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certain limits on fund leverage risk. In particular, the UltraPro and UltraPro Short Funds are not subject to requirements that limit the ability of other funds to obtain leveraged exposure based on value- at-risk.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the applicable Exchange is closed other than customary weekend and holiday closings; (2) trading on the applicable Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future changes with respect to derivatives may alter, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.
The derivatives markets are subject to comprehensive statutes and regulations, including margin requirements. In addition, certain regulators including the CFTC and the exchanges on which certain derivatives trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, in respect of the futures markets, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of derivative transactions (including swaps and futures transactions) is an evolving area of law and is subject to modification by government and judicial action. The full impact of derivatives regulations on the Fund is difficult to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) made broad changes to the over-the-counter (“OTC”) derivatives markets and granted significant authority to regulators, including the SEC and CFTC, to regulate OTC derivatives and market participants. The European Union, the United Kingdom, and some other countries have implemented and continue to implement similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to applicable derivatives regulations. Global derivatives regulations include clearing, trade execution, margin and reporting requirements.
In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for certain funds that were in operation as of October 28, 2020 and that seek an investment result above 200% of the return (or inverse of the return) of an underlying index, including those that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index as discussed above). Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Regulations can, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI. The Fund’s portfolio holdings are posted on a daily basis to the Fund’s website (www.proshares.com).

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Financial Highlights
Because the Fund has not yet commenced operations as of the end of the most recent fiscal year, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about the Fund in its current SAI, dated November 6, 2026, as may be amended from time to time, which has been filed electronically with the SEC and which is incorporated by reference into, and are legally a part of, this Prospectus. Copies of the SAI are available, free of charge, online at the Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
© 2026 ProShare Advisors LLC. All rights reserved. NOV26